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                                                                    EXHIBIT 99.1

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Contact:
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Investors:                                                     Media:
Ann Tanabe                                                     Daniel Budwick
Director, Investor Relations and Corporate Communications      BMC Communications
Encysive Pharmaceuticals                                       (212) 477-9007 ext. 14
(713) 796-8822

Hershel Berry
The Trout Group
(415) 392-3385
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FOR IMMEDIATE RELEASE
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ENCYSIVE PHARMACEUTICALS FILES $150 MILLION UNIVERSAL SHELF REGISTRATION
STATEMENT

Houston, TX- (June 7, 2004) - Encysive Pharmaceuticals (Nasdaq: ENCY) today announced that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission ("SEC"). Once the registration statement is reviewed and declared effective by the SEC, the Company will be able to offer and sell up to $150.0 million of its debt securities, common stock, preferred stock, depositary shares, warrants, purchase contracts and units from time to time in one or more offerings. The terms of any such future offerings would be established at the time of such offering. A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offer of these securities will be made solely by means of the prospectus included in the registration statement and any prospectus supplement that may be issued in respect of any such offering.

ABOUT ENCYSIVE PHARMACEUTICALS

Encysive Pharmaceuticals Inc., a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for our expertise in small molecule drug development and vascular biology. Argatroban, our first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Encysive Pharmaceuticals is in Phase III development of the endothelin antagonist, Thelin, for pulmonary arterial hypertension. Our majority-owned affiliate, Revotar Biopharmaceuticals AG, is in Phase II development with the selectin antagonist bimosiamose in asthma, psoriasis and atopic dermatitis. Encysive Pharmaceuticals has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Encysive Pharmaceuticals please visit our web site: www.encysive.com.
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This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required government approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals, including as Texas Biotechnology Corporation, has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

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